Exhibit 99.2

TRAVELCENTERS OF AMERICA LLC

INTRODUCTION TO SUPPLEMENTAL INFORMATION

The adjusted pro forma information provided herein is based on our operating results for the two months ended March 31, 2007, and the historical operating results of TravelCenters of America, Inc., our predecessor, for the one month ended January 31, 2007, and the three months ended March 31, 2006, adjusted for HPT’s acquisition of our predecessor and our recapitalization and spin off from HPT, or the “Transaction”. The adjustments applied to the historical operating results are described in the reconciliations to the historical financial information beginning on page 6 and the notes thereto beginning on page 8.  The adjusted pro forma statement of operations assumes that the Transaction occurred at the beginning of the period presented. The information provided in this release does not represent our financial condition or results of operations for any future date or period.  Actual future results may be materially different from those presented herein.  Differences could arise from many factors, including, but not limited to, those related to our operation as a separate publicly owned company, interest earned on our cash balances, competition in our business, our ability to successfully attract or retain customers and employees, our ability to control operating expenses, our capital structure and other factors.  Further, we have not given pro forma or adjusted pro forma effect to the following for any periods prior to the Transaction:

•        The costs which we will incur to operate as a separate public company.

•                        Interest income we may earn on cash which we received from HPT prior to our spin off.

TRAVELCENTERS OF AMERICA LLC

SUMMARY PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (1)

(dollars in thousands, except per share data)

	Three months ended March 31,
	2007	2006
Revenues:
Fuel	$881,196	$884,145
Non-fuel	205,719	199,907
Rent and royalties	2,437	2,306
Total revenues	1,089,352	1,086,358

Cost of goods sold (excluding depreciation):
Fuel	850,096	857,009
Non-fuel	83,712	82,280
Total cost of goods sold (excluding depreciation)	933,808	939,289

Operating expenses:
Site level operating	108,505	103,282
Selling, general & administrative (2)	21,240	12,887
Real estate lease rent (3)	42,643	42,557
Depreciation and amortization	7,932	7,932
Merger related	44,972	—
(Gain) loss on asset sales	(24)	(279)
Total operating expenses	225,268	166,379

Loss from operations	(69,724)	(19,310)
Debt extinguishment expense	(16,140)	—
Interest expense, net (3)	(1,493)	(2,633)
Loss before income taxes	(87,357)	(21,943)
Provision (benefits) for income taxes	(33,021)	(8,294)

Net loss	$(54,336)	$(13,649)

Earnings (loss) per common shares
Basic	$(6.17)	$(1.55)

Diluted	$(6.17)	$(1.55)

(1)  See pages 6 to 9 for a reconciliation of the historical results to these pro forma results.

(2)  Selling, general and administrative expenses for the three months ended March 31, 2007 includes $1.9 million of expense related to executive retention and separation payments and $4.3 million related to our predecessors stock compensation plan.

(3)  Our lease with HPT requires us to pay rent of $153.5 million for the period from February 1, 2007, through January 31, 2008.  Our lease with HPT requires us to pay, on average, $170.7 million per annum over the 16 year lease term.  Certain of our travel centers leased from HPT do not qualify for operating lease treatment but are instead treated as capitalized leases under generally accepted accounting principles, or GAAP. As a result, a portion of the rent expense to HPT is recognized as interest expense in our pro forma statement of operations (see Note D to this supplemental information on page 9 for a further discussion).  Under GAAP, we recognize our rent obligations on a pro forma basis as follows:

	Three months ended March 31,
	2007	2006

Minimum base rent (cash payments)	$38,375	$38,375
Required straight line rent adjustment	4,305	4,305
Total average rent to HPT	42,680	42,680
Less amount recognized as interest	(2,828)	(2,828)
Rent to HPT recognized as rent expense	$39,852	$39,852

Rent expense also includes “other real estate rent” related to real estate leased from parties other than HPT of $2,791 and $2,705 for the three month periods ended March 31, 2007 and 2006, respectively.

TRAVELCENTERS OF AMERICA LLC

SUMMARY ADJUSTED PRO FORMA CONSOLIDATED SUPPLEMENTAL DATA

(dollars in thousands, except per share data)

	Three months ended
	March 31,
	2007	2006
EBITDAR (1)
Net loss	$(54,336)	$(13,649)
Add: income taxes	(33,021)	(8,294)
Add: depreciation and amortization	7,932	7,932
Add: interest expense, net	1,493	2,633
Add: real estate lease rent	42,643	42,557
EBITDAR: (1)	(35,289)	31,179

Add: noncash share based compensation expense (2)	4,268	11
Add: nonrecurring merger related expenses (3)	44,972	—
Add: executive retention and separation payments (4)	1,920	—
Add: debt extinguishment expense (5)	16,140	—
Adjusted EBITDAR (1)	$32,011	$31,190

(1)  We calculate EBITDAR as earnings before interest, taxes, depreciation and amortization and rent, and we define Adjusted EBITDAR as EBITDAR excluding the impact of certain non-cash items and certain items which we consider to be non-recurring.  We consider EBITDAR and Adjusted EBITDAR to be measures which are useful indications of our operating performance and our ability to pay rent or service debt, fund capital expenditures and expand our business.  We believe that EBITDAR and Adjusted EBITDAR are meaningful disclosures that may help shareholders to understand our financial performance, including comparing our performance between periods and to other companies.  However, EBITDAR and Adjusted EBITDAR as presented may not be comparable to amounts calculated by other companies.  This information should not be considered as an alternative to net income, income from continuing operations, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP.

(2)  The historical noncash share based compensation expense relates to the vesting of options of our predecessor’s, TravelCenters of America, Inc.’s, shares which were redeemed upon the closing of HPT’s acquisition of TravelCenters of America, Inc.

(3)  This amount relates to costs incurred by our predecessor, TravelCenters of America, Inc., in marketing itself for sale and consummating the Transaction and primarily consists of investment banking fees, other transaction advisory fees and management bonus payments.

(4)  During the three months ended March 31, 2007, pursuant to the employment agreements we entered with former executive officers, we accrued $1.0 million of expense related to separation payments due to these former executive officers in 2007, and also amortized into expense $0.9 million related to various retention bonus payments that are required to be made in December 2007 and January 2009 to certain of our executives who remain in our employ through those dates.

(5)  For the quarter ended March 31, 2007, the amount shown relates to cost incurred, primarily noncash write offs, by our predecessor, TravelCenters of America, Inc., in connection with the repayment in full of its indebtedness.

TRAVELCENTERS OF AMERICA LLC

SITE OPERATING DATA(1)

(dollars and gallons in thousands, except where otherwise indicated)

	Three months ended
	March 31,
	Combined (2)	Predecessor
	2007	2006	Change
Site counts at end of period:
Company operated sites	141	140	+1
Franchisee operated sites	23	23	—
Network total	164	163	+1

No. of sites under development	1	2	-1

Diesel sales volume (gallons)	409,218	414,380	-1.2%
Gasoline sales volume (gallons)	45,313	47,172	-3.9%
Total fuel sales volume (gallons)	454,531	461,552	-1.5%

Total fuel gross margin	$31,100	$27,136	+14.6%
Total fuel gross margin per gallon (cents per gallon)	$0.068	$0.059	+16.4%

Total nonfuel revenues	$205,719	$199,907	+2.9%
Total nonfuel gross margin	$122,007	$117,627	+3.7%

Nonfuel gross margin percentage	59.3%	58.8%	+50 b.p.

Total margin	$155,544	$147,069	+5.8%
Operating expenses	$108,505	$103,282	+5.1%

(1)  Includes operating results only of company operated travel centers and excludes results of travel centers operated by franchisees.

(2)  The operating results presented for the three months ended March 31, 2007 represent the sum of the results of the Company for the two months ended March 31, 2007 and the results of our predecessor for the one month ended January 31, 2007.

TRAVELCENTERS OF AMERICA LLC

SAME SITE OPERATING DATA (1)

(dollars and gallons in thousands, except where otherwise indicated)

	Three months ended
	March 31,
	Combined (2)	Predecessor
	2007	2006	Change

Number of travel centers(3)	138	138

Diesel sales volume (gallons)	371,638	373,499	-0.5%
Gasoline sales volume (gallons)	45,039	46,726	-3.6%
Total fuel gross sales volume (gallons)	416,677	420,225	-0.8%

Total fuel gross margin	30,397	26,604	+14.3%
Total fuel gross margin per gallon (cents per gallon)	$0.073	$0.063	+15.2%

Total nonfuel revenues	203,533	198,648	+2.5%
Total nonfuel gross margin	120,714	116,853	+3.3%

Nonfuel gross margin percentage	59.3%	58.8%	+50 b.p.

Total margin	$151,111	$143,457	+5.3%
Operating expenses	$107,059	$102,647	+4.3%

(1)  Includes only company operated travel centers and excludes travel centers operated by franchisees.

(2)  The operating results presented for the three months ended March 31, 2007 represent the sum of the results of the Company for the two months ended March 31, 2007 and the results of our predecessor for the one month ended January 31, 2007.

(3)  Includes travel centers that were continuously company operated since January 1, 2006.

TRAVELCENTERS OF AMERICA LLC

RECONCILIATION OF PRO FORMA TO PREDECESSOR HISTORICAL

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2007

(dollars in thousands, except per share data)

	Company	Predecessor
	Two months	One month
	ended	ended	Pro Forma
	March 31, 2007	January 31, 2007	Adjustment (1)		Pro Forma

Revenues:
Fuel	$596,143	$285,053	$—		$881,196
Non fuel	138,924	66,795	—		205,719
Rent and royalties	1,603	834	—		2,437
Total revenues	736,670	352,682	—		1,089,352
Cost of goods sold (excluding depreciation):
Fuel	579,402	270,694	—		850,096
Non fuel	56,234	27,478	—		83,712
Total cost of goods sold (excluding depreciation)	635,636	298,172	—		933,808

Operating expenses:
Site level operating	72,412	36,093	—		108,505
Selling, general and administrative	11,861	8,892	487	A	21,240
Real estate lease rent	28,428	931	13,284	B	42,643
Depreciation and amortization	5,288	5,810	(3,166	)C	7,932
Merger related	—	44,972	—		44,972
(Gain) loss on asset sales, net	—	(24)	—		(24)
Total operating expenses	117,989	96,674	10,605		225,268

Loss from operations	(16,955)	(42,164)	(10,605)		(69,724)
Debt extinguishment expenses	—	(16,140)	—		(16,140)
Interest expense, net	(777)	(4,214)	(943	)D	(1,493)
			4,441	E
Loss before income taxes	(17,732)	(62,518)	(7,107)		(87,357)
Provision (benefits) for income taxes	(6,703)	(40,470)	14,152	F	(33,021)

Net loss	$(11,029)	$(22,048)	$(21,259)		$(54,336)

Weighted average shares outstanding

Basic	8,809	6,937	(6,937	)G	8,809
Diluted	8,809	6,937	(6,937	)G	8,809
Basic earnings (loss) per share	$(1.25)	$(3.18)			$(6.17)

Diluted earnings (loss) per share	$(1.25)	$(3.18)			$(6.17)

(1)  See page 8 for footnotes.

TRAVELCENTERS OF AMERICA LLC

RECONCILIATION OF PRO FORMA TO PREDECESSOR HISTORICAL

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2006

(dollars in thousands, except per share data)

	Predecessor	Pro Forma
	Historical	Adjustment(1)		Pro Forma
Revenues:
Fuel	$884,145	$—		$884,145
Non-fuel	199,907	—		199,907
Rent and royalties	2,306	—		2,306
Total revenues	1,086,358	—		1,086,358

Cost of goods sold (excluding depreciation):
Fuel	857,009	—		857,009
Non-fuel	82,280	—		82,280
Total cost of goods sold (excluding depreciation)	939,289	—		939,289

Operating expenses:
Site level operating	103,282	—		103,282
Selling, general & administrative	11,525	1,362	A	12,887
Real estate lease rent	2,705	39,852	B	42,557
Depreciation and amortization	16,650	(8,718	)C	7,932
(Gain) Loss on fixed asset sales, net	(279)	—		(279)
Total operating expenses	133,883	32,496		166,379

Income (loss)from operations	13,186	(32,496)		(19,310)
Interest expense, net	(11,410)	(2,828	)D	(2,633)
		11,605	E
Income (loss) before income taxes	1,776	(23,719)		(21,943)
Provision (benefit) for income taxes	672	(8,966	)F	(8,294)

Net income (loss)	$1,104	$(14,753)		$(13,649)

Weighted average shares outstanding
Basic	6,937	1,872	G	8,809
Diluted	7,468	1,341	G	8,809

Basic earnings (loss) per common share	$0.16			$(1.55)

Diluted earnings (loss) per common share	$0.15			$(1.55)

(1)  See page 8 for footnotes.

TRAVELCENTERS OF AMERICA LLC

FOOTNOTES TO PRO FORMA ADJUSTMENTS

(in thousands, except per share data)

Pro forma Statement of Operations Adjustments

A.                                   After our spin off from HPT, we entered into a management and shared services agreement with Reit Management and Research LLC, or RMR, pursuant to which we will receive certain management services related to our current status as a separate publicly owned company and as more fully described in our Form S-1 filed with the Securities and Exchange Commission on January 26, 2007. This adjustment represents the expense we would have incurred pursuant to the fee formula in that agreement if that agreement had been in effect for January 2007 and for the three months ended March 31, 2006.

B.                                     Our agreement to lease real estate owned by HPT requires us to make minimum rent payments that have scheduled increases during the term of the lease as described in our Form S-1 filed with the Securities and Exchange Commission on January 26, 2007.  Adjustments have been calculated as follows (this rent is included in our historical results for the two months ended March 31, 2007):

	One month	Three months
	ended	ended
	January 31, 2007	March 31, 2006

Minimum base rent (cash payments)	$12,792	$38,375
Required straight line rent adjustment	1,435	4,305
Total	14,227	42,680
Less amount recognized as interest (see Note D)	(943)	(2,828)
Total adjustment	$13,284	$39,852

C.                                     As part of the restructuring we retained a portion of the property, equipment and personal property used in the operations of our travel centers.  In addition, we retained certain identifiable intangible assets.  This adjustment represents the elimination of historical depreciation and amortization expense recognized by our predecessor and the addition of estimated depreciation and amortization expense related to the property, equipment and intangible assets retained by us at allocated valuations. The depreciation and amortization expense is based on the estimated useful lives of the assets (this expense is included in our historical results for the two months ended March 31, 2007).

	One month	Three months
	ended	ended
	January 31, 2007	March 31, 2006

Elimination of historical depreciation and amortization	$(5,810)	$(16,650)
Addition of depreciation and amortization	2,644	7,932
Net adjustment	$(3,166)	$(8,718)

D.                                    Our spin off from HPT required us to evaluate our lease with HPT under Statement of Financial Accounting Standards No. 98, or FAS 98.  Under FAS 98, thirteen of the travel centers owned by our predecessor that we now lease from HPT did not qualify for operating lease treatment because more than a minor portion of those travel centers are subleased to third parties and one travel center did not qualify for operating lease treatment for other reasons. We carry these travel centers at an amount equal to HPT’s recorded initial carrying amount, equal to their fair value, and have an equal amount of liability, representing our obligation to make future rent payments to HPT, which future payments will be recognized as interest expense in our statement of operations. See Note B.

E.                                      All of our predecessor’s debt was extinguished at the time of HPT’s acquisition of our predecessor. This adjustment represents the elimination of historical interest expense and other financial costs related to our predecessor’s debt.

F.                                     This adjustment represents the net effect of eliminating our predecessor’s historical tax provision and establishing a tax provision, at our estimated effective income tax rate for 2007 of 37.8%, based on the pro forma amount of income or loss before income taxes for the period.

G.                                     This adjustment represents the elimination of our predecessor’s shares outstanding.